Exhibit 10.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 17, 2007, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 230 W. Monroe, Suite 720, Chicago, Illinois 60606 (“Bank”) and SONIC FOUNDRY, INC., Maryland corporation (“Sonic Foundry”), and SONIC FOUNDRY MEDIA SYSTEMS, INC., a Maryland corporation (“Sonic Systems”) (Sonic Foundry and Sonic Systems, jointly, severally, and collectively, “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of May 2, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of May 2, 2007, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in the Intellectual Property Security Agreements dated May 2, 2007 (collectively, the “IP Agreement”) (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following provision appearing in Section 6.2(a) thereof:

“(a) Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month (except for the last month of the calendar quarter), a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank.”

and inserting in lieu thereof the following:

“(a) Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month (except for the month ending September 30th for each fiscal year, which shall be delivered no later than sixty (60) days after the last day of such month), a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank.”

2	The Loan Agreement shall be amended by deleting the following provision appearing in Section 6.2(c) thereof:

“(c) Within thirty (30) days after the last day of each month, deliver to Bank with the monthly financial statements, a duly completed Compliance Certificate signed by a Responsible Officer setting forth calculations showing compliance with the financial covenants set forth in this Agreement.”

and inserting in lieu thereof the following:

“(c) Within thirty (30) days after the last day of each month (except for the month ending September 30th for each fiscal year, which shall be delivered no later than sixty (60) days after the last day of such month), deliver to Bank with the monthly financial statements, a duly completed Compliance Certificate signed by a Responsible Officer setting forth calculations showing compliance with the financial covenants set forth in this Agreement.”

3	The Loan Agreement shall be amended by deleting the following provision appearing in Section 6.2(d) thereof:

“(d) Allow Bank to audit Borrower’s Collateral at Borrower’s expense. Such audits shall be conducted no more often than once every twelve (12) months unless a Default or an Event of Default has occurred and is continuing. Notwithstanding the foregoing, no Advances in excess of One Million Dollars ($1,000,000.00) may be requested prior to the Initial Audit.”

and inserting in lieu thereof the following:

“(d) Allow Bank to audit Borrower’s Collateral at Borrower’s expense. Such audits shall be conducted no more often than once every twelve (12) months unless a Default or an Event of Default has occurred and is continuing.”

4	The Loan Agreement shall be amended by deleting the following provision appearing in Section 6.7 thereof:

“(b) Tangible Net Worth. Beginning with the quarter ending March 31, 2007, and as of the last day of each quarter thereafter, a Tangible Net Worth of at least (a) Eight Million Dollars ($8,000,000.00), plus (b) fifty percent (50.0%) of Borrower’s Net Income or new equity or Subordinated Debt, on a quarterly basis.”

and inserting in lieu thereof the following:

“(b) Tangible Net Worth. Beginning with the quarter ending March 31, 2007, and as of the last day of each quarter thereafter through and including the quarter ending September 30, 2007, a Tangible Net Worth of at least (a) Eight Million Dollars ($8,000,000.00), plus (b) fifty percent (50.0%) of Borrower’s Net Income or new equity or Subordinated Debt, on a quarterly basis. Beginning with the quarter ending December 31, 2007, and as of the last day of each quarter thereafter, a Tangible Net Worth of at least (a) Five Million Five Hundred Thousand Dollars ($5,500,000.00), plus (b) fifty percent (50.0%) of Borrower’s Net Income or new equity or Subordinated Debt, on a quarterly basis.”

5	The Loan Agreement shall be amended by inserting the following definition to appear alphabetically in Section 13.1 thereof:

““Eligible Foreign Accounts” are Accounts otherwise meeting the criteria for Eligible Accounts owing from an Account Debtor which does not have its principal place of business in the United States or Canada, that Bank approves in writing on a case by case basis. The total aggregate Eligible Foreign Accounts may not, at any time, exceed Seven Hundred Fifty Thousand Dollars ($750,000.00).”

6	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

““Eligible Accounts” are Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3. Bank reserves the right, at any time and from time to time after the Effective Date, to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Unless Bank agrees otherwise in writing, Eligible Accounts shall not include:

(a) Accounts for which the Account Debtor has not been invoiced;

(b) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date;

(c) Accounts owing from an Account Debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

(d) Credit balances over ninety (90) days from invoice date;

(e) Accounts owing from an Account Debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;

(f) Accounts owing from an Account Debtor which does not have its principal place of business in the United States;

(g) Accounts owing from an Account Debtor which is a federal, state or local government entity or any department, agency, or instrumentality thereof;

(h) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;

(i) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, “bill and hold”, or other terms if Account Debtor’s payment may be conditional;

(j) Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(k) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(l) Accounts owing from an Account Debtor with respect to which Borrower has received deferred revenue (but only to the extent of such deferred revenue);

(m) Accounts for which Bank in its good faith business judgment determines collection to be doubtful; and

(n) other Accounts Bank deems ineligible in the exercise of its good faith business judgment.”

““Quick Assets” is, on any date, Borrower’s unrestricted cash and Cash Equivalents, plus net billed accounts receivable.”

““Revolving Line” is an Advance or Advances in an aggregate amount of up to Three Million Dollars ($3,000,000.00) outstanding at any time. Notwithstanding the foregoing, the Borrower may only request Credit Extensions under the Revolving Line in an aggregate amount of up to One Million Dollars ($1,000,000.00) prior to the occurrence of the Initial Audit.”

and inserting in lieu thereof the following:

““Eligible Accounts” are Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3. Bank reserves the right, at any time and from time to time after the Effective Date, to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Unless Bank agrees otherwise in writing, Eligible Accounts shall not include:

(a) Accounts for which the Account Debtor has not been invoiced;

(b) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date;

(c) Accounts owing from an Account Debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

(d) Credit balances over ninety (90) days from invoice date;

(e) Accounts owing from an Account Debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five (25%) percent of all Accounts, except for Synnex Corporation, for which such percentage is fifty percent (50%) of all Accounts, each for the amounts that exceed that percentage, unless Bank approves in writing;

(f) Accounts owing from an Account Debtor which does not have its principal place of business in the United States or Canada, except for Eligible Foreign Accounts;

(g) Accounts owing from an Account Debtor which is a federal, state or local government entity or any department, agency, or instrumentality thereof;

(h) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;

(i) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, “bill and hold”, or other terms if Account Debtor’s payment may be conditional;

(j) Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(k) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(l) Accounts for which Bank in its good faith business judgment determines collection to be doubtful; and

(m) other Accounts Bank deems ineligible in the exercise of its good faith business judgment.”

““Quick Assets” is, on any date, Borrower’s unrestricted cash and Cash Equivalents maintained at Bank, plus net billed accounts receivable.”

““Revolving Line” is an Advance or Advances in an aggregate amount of up to Three Million Dollars ($3,000,000.00) outstanding at any time.”

7	The Borrowing Base Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Borrowing Base Certificate attached as Exhibit A hereto.

8	The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit B hereto

4. FEES. Borrower shall pay to Bank a modification fee equal to Seven Thousand Five Hundred Dollars ($7,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF IP SECURITY AGREEMENTS. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of those certain IP Security Agreements and acknowledges, confirms and agrees that said IP Security Agreements contain an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreements, shall remain in full force and effect.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in those certain Perfection Certificates each dated as of May 2, 2007, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Existing Loan Documents and all Collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable party the Borrower. Borrower is not and will not be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

SONIC FOUNDRY, INC.

By	/s/ Kenneth A. Minor
Name:	Kenneth A. Minor
Title:	CFO

SONIC FOUNDRY MEDIA SYSTEMS, INC.

By	/s/ Kenneth A. Minor
Name:	Kenneth A. Minor
Title:	CFO

BANK:

SILICON VALLEY BANK

By	/s/ Janice Galbavy
Name:	Janice Galbavy
Title:	Relationship Manager

EXHIBIT A

BORROWING BASE CERTIFICATE

Borrower:	SONIC FOUNDRY, INC.
SONIC FOUNDRY MEDIA SYSTEMS, INC.
Lender:	Silicon Valley Bank

Commitment Amount:	$3,000,000.00

ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of	$
2. Additions (please explain on reverse)	$
3. TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 90 days due	$
5. Balance of 50% over 90 day accounts	$
6. Credit balances over 90 days	$
7. Concentration Limits (25% for all, except 50% for Synnex Corporation)	$
8. Foreign Accounts in excess of $750,000 in the aggregate	$
9. Governmental Accounts	$
10. Contra Accounts	$
11. Promotion or Demo Accounts	$
12. Intercompany/Employee Accounts	$
13. Disputed Accounts	$
14. Other (please explain on reverse)	$
15. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
16. Eligible Accounts (#3 minus #15)	$
17. ELIGIBLE AMOUNT OF ACCOUNTS ( 80.0% of #16)	$

BALANCES
18. Maximum Loan Amount	$
19. Total Funds Available (Lesser of #18 and #17)	$
20. Present balance owing on Line of Credit	$
21. Outstanding under Sublimits (L/C, Cash Mgt, Fx)	$
22. RESERVE POSITION (#19 minus #20 and #21)	$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:	BANK USE ONLY
Received by:
AUTHORIZED SIGNER
By:	Date:
Authorized Signer	Verified:
Date:	AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	SONIC FOUNDRY, INC. AND SONIC FOUNDRY MEDIA SYSTEMS, INC.

The undersigned authorized officer of Sonic Foundry, Inc. and Sonic Foundry Media Systems, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                                          with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below ; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days (Except month ending 9/30, in which case 60 days)	Yes No
Board approved Projections	Annually, by 12/31 of each year	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate A/R & A/P Agings	Monthly within 30 days	Yes No
Audit	Annually	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required			Actual		Complies
Maintain on a Monthly Basis:
Minimum Adjusted Quick Ratio		:1.0	*		:1.0	Yes No
Maintain on a Quarterly Basis:
Minimum Tangible Net Worth	$		**	$		Yes No

*	As set forth in Section 6.7(a) of the Loan Agreement
**	As set forth in Section 6.7(b) of the Loan Agreement

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

SONIC FOUNDRY, INC.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:

SONIC FOUNDRY MEDIA SYSTEMS , INC.	Verified:
AUTHORIZED SIGNER
By:	Date:
Name:
Title:	Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall control.

I.	Adjusted Quick Ratio (Section 6.7(a))

Required:

  .75 : 1.00 (for months ending October 31, 2006, and November 30, 2006)

1.25 : 1.0 (for months ending January 31, February 28, April 30, May 31, July 31, and August 31 )

1.50 : 1.0 (for months ending December 31, March 31, June 30, and September 30)

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower at Silicon Valley Bank	$

B.	Aggregate value of the net billed accounts receivable of Borrower	$
C.	Quick Assets (the sum of lines A and B)	$
D.	Aggregate value of Obligations to Bank	$
E	Aggregate value of long term and short term Obligations to Bank	$
F.	Aggregate value of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue	$

G.	Quick Liabilities (the sum of lines D, E minus F)	$

E.	Adjusted Quick Ratio (line C divided by line G)	:

No, not in compliance	Yes, in compliance

II.	Tangible Net Worth (Section 6.7(b))

Required:	Commencing with quarter end in 12/31/2007 and as of the last day of each quarter thereafter, $5,500,0000.00, plus fifty percent (50.0%) of Borrower’s Net Income, on a quarterly basis.

Actual:	$

A. Tangible Net Worth	$

No, not in compliance	Yes, in compliance